Houlihan Lokey Reports Third Quarter Fiscal 2024 Financial Results

– Third Quarter Fiscal 2024 Revenues of $511 million –
– Third Quarter Fiscal 2024 Diluted EPS of $1.04 –
– Adjusted Third Quarter Fiscal 2024 Diluted EPS of $1.22 –
– Announces Dividend of $0.55 per Share for Fourth Quarter Fiscal 2024 –

LOS ANGELES and NEW YORK - February 1, 2024 - Houlihan Lokey, Inc. (NYSE:HLI) (“Houlihan Lokey” or the “Company”) today reported financial results for its third quarter ended December 31, 2023.
For the third quarter ended December 31, 2023, revenues were $511 million, compared with $456 million for the third quarter ended December 31, 2022. Net income was $71 million, or $1.04 per diluted share, for the third quarter ended December 31, 2023, compared with $63 million, or $0.90 per diluted share, for the third quarter ended December 31, 2022. Adjusted net income for the third quarter ended December 31, 2023 was $84 million, or $1.22 per diluted share, compared with $79 million, or $1.14 per diluted share, for the third quarter ended December 31, 2022.
“Houlihan Lokey continues to see measured improvements in the M&A markets, helping to drive a 9% increase in revenues for our fiscal third quarter when compared to our second fiscal quarter. In addition, we once again distinguished ourselves in the industry. I am proud to announce that in calendar year 2023, we were recognized as the No. 1 M&A advisor globally based on number of completed transactions, the No. 1 restructuring advisor globally based on both the number of completed transactions and value, and the No. 1 most active fairness opinion advisor by volume for the past 25 years, per LSEG. We believe we are well positioned to continue to create long term value for our shareholders as M&A markets improve,” stated Scott Beiser, Chief Executive Officer of Houlihan Lokey.

Selected Financial Data

(In thousands, except per share data)	U.S. GAAP
	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
Revenues by segment
Corporate Finance	$310,512	$291,734	$819,247	$870,701
Financial Restructuring	128,565	98,819	366,603	275,351
Financial and Valuation Advisory	72,053	65,946	208,098	218,628
Revenues	$511,130	$456,499	$1,393,948	$1,364,680
Operating expenses:
Employee compensation and benefits	$324,039	$289,348	$884,064	$864,942
Non-compensation	90,551	82,978	249,720	248,624
Operating income	96,540	84,173	260,164	251,114
Other (income)/expense, net	(6,035)	563	(12,336)	7,416
Income before provision for income taxes	102,575	83,610	272,500	243,698
Provision for income taxes	31,772	20,559	73,276	49,135
Net income attributable to Houlihan Lokey, Inc.	$70,803	$63,051	$199,224	$194,563

Diluted earnings per share attributable to Houlihan Lokey, Inc.	$1.04	$0.90	$2.93	$2.80

Revenues

For the third quarter ended December 31, 2023, revenues were $511 million, compared with $456 million for the third quarter ended December 31, 2022. For the third quarter ended December 31, 2023, Corporate Finance (“CF”) revenues increased 6%, Financial Restructuring (“FR”) revenues increased 30%, and Financial and Valuation Advisory (“FVA”) revenues increased 9%, in each case, when compared with the third quarter ended December 31, 2022.

Expenses

The Company’s employee compensation and benefits expenses, non-compensation expenses, and provision for income taxes during the periods presented and described below are on a GAAP and an adjusted basis.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Three Months Ended December 31,
($ in thousands)	2023	2022	2023	2022
Expenses:
Employee compensation and benefits	$324,039	$289,348	$314,345	$280,749
% of Revenues	63.4%	63.4%	61.5%	61.5%
Non-compensation	$90,551	$82,978	$82,129	$72,611
% of Revenues	17.7%	18.2%	16.1%	15.9%
Per full-time employee (1)	$34	$33	$31	$29
Provision for income taxes	$31,772	$20,559	$36,584	$25,897
% of Pre-tax income	31.0%	24.6%	30.3%	24.6%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.
(1)Calculated using the average of the number of full-time employees at the beginning of the reporting period and the end of the reporting period.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Nine Months Ended December 31,
($ in thousands)	2023	2022	2023	2022
Expenses:
Employee compensation and benefits	$884,064	$864,942	$857,278	$839,279
% of Revenues	63.4%	63.4%	61.5%	61.5%
Non-compensation	$249,720	$248,624	$233,118	$204,543
% of Revenues	17.9%	18.2%	16.7%	15.0%
Per full-time employee (1)	$95	$103	$88	$85
Provision for income taxes	$73,276	$49,135	$92,412	$83,186
% of Pre-tax income	26.9%	20.2%	29.3%	25.9%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.
(1)Calculated using the average of the number of full-time employees at the beginning of the reporting period and the end of the reporting period.

Employee compensation and benefits expenses were $324 million for the third quarter ended December 31, 2023, compared with $289 million for the third quarter ended December 31, 2022. Adjusted employee compensation and benefits expenses were $314 million for the third quarter ended December 31, 2023, compared with $281 million for the third quarter ended December 31, 2022. This resulted in an adjusted compensation ratio of 61.5% for both the third quarter ended December 31, 2023 and the third quarter ended December 31, 2022. The increase in GAAP and adjusted employee compensation and benefits expenses was a result of an increase in revenues for the quarter when compared with the same quarter last year.

Non-compensation expenses were $91 million for the third quarter ended December 31, 2023, compared with $83 million for the third quarter ended December 31, 2022. The increase in GAAP non-compensation expenses was primarily a result of an increase in professional fees and rent expense for the quarter when compared with the same quarter last year. Adjusted non-compensation expenses were $82 million for the third quarter ended December 31, 2023, compared with $73 million for the third quarter ended December 31, 2022. The increase in adjusted non-compensation expenses was primarily a result of an increase in rent expense.

The provision for income taxes was $32 million, representing an effective tax rate of 31.0% for the third quarter ended December 31, 2023, compared with $21 million, representing an effective tax rate of 24.6% for the third quarter ended December 31, 2022. The increase in the Company’s tax rate during the three months ended December 31, 2023 relative to the same period in 2022 was primarily a result of increased state taxes and increased taxes due to foreign operations. The adjusted provision for income taxes was $37 million, representing an adjusted effective tax rate of 30.3% for the third quarter ended December 31, 2023, compared with $26 million, representing an adjusted effective tax rate of 24.6% for the third quarter ended December 31, 2022.

Segment Reporting for the Third Fiscal Quarter

Corporate Finance
CF revenues were $311 million for the third quarter ended December 31, 2023, compared with $292 million for the third quarter ended December 31, 2022, representing an increase of 6%. Revenues increased due to an increase in the average transaction fee on closed transactions, which was driven by transaction mix, and did not represent a trend in the average transaction fee on closed transactions.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2023	2022	2023	2022
Corporate Finance
Revenues	$310,512	$291,734	$819,247	$870,701
# of Managing Directors	219	215	219	215
# of Closed transactions (1)	117	125	329	363

Financial Restructuring
FR revenues increased 30% to $129 million for the third quarter ended December 31, 2023, compared with $99 million for the third quarter ended December 31, 2022. Revenues increased primarily due to an increase in the average transaction fee on closed transactions, which was driven by transaction mix, and did not represent a trend in the average transaction fee on closed transactions.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2023	2022	2023	2022
Financial Restructuring
Revenues	$128,565	$98,819	$366,603	$275,351
# of Managing Directors	52	56	52	56
# of Closed transactions (1)	30	28	91	68

Financial and Valuation Advisory
FVA revenues increased 9% to $72 million for the third quarter ended December 31, 2023, compared with $66 million for the third quarter ended December 31, 2022. Revenues increased primarily due to an increase in the number of Fee Events. The increase in the number of Fee Events was driven by expanding our scope of work for new and existing clients for one or more of the service lines within our FVA business.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2023	2022	2023	2022
Financial and Valuation Advisory
Revenues	$72,053	$65,946	$208,098	$218,628
# of Managing Directors	41	38	41	38
# of Fee Events (1)	926	876	1,704	1,815
(1)A Fee Event includes any engagement that involves revenue activity during the measurement period based on a revenue minimum of one thousand dollars. References in this press release to closed transactions should be understood to be the same as transactions that are “effectively closed” as described in our periodic reports on Forms 10-K and 10-Q.

Balance Sheet and Capital Allocation
The Board of Directors of the Company declared a regular quarterly cash dividend of $0.55 per share of Class A and Class B common stock. The dividend will be payable on March 15, 2024 to stockholders of record as of the close of business on March 1, 2024. As of December 31, 2023, the Company had $591 million of cash and cash equivalents and investment securities, and $50 million of other liabilities.

Investor Conference Call and Webcast
The Company will host a conference call and live webcast at 5:00 p.m. Eastern Time on Thursday, February 1, 2024, to discuss its third quarter fiscal 2024 results. The number to call is 1-877-407-4018 (domestic) or 1-201-689-8471 (international). A live webcast will be available in the Investor Relations section of the Company’s website. A replay of the conference call will be available from February 1, 2024 through February 8, 2024, by dialing 1-844-512-2921 (domestic) or 1-412-317-6671 (international) and entering the passcode 13743771. A replay of the webcast will be archived and available on the Company’s website.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. For a further description of such factors, you should read the Company’s filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures
Adjusted net income, total and on a per share basis, and certain adjusted items used to determine adjusted net income, are presented and discussed in this earnings press release and are non-GAAP measures that management believes, when presented together with comparable GAAP measures, are useful to investors in understanding the Company’s operating results. The adjusted items included in this earnings press release as calculated by the Company are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these adjusted amounts are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative to the Company’s financial information determined under GAAP. For a description of the Company’s use of these adjusted items and a reconciliation with comparable GAAP items, see the section of this press release titled “Reconciliation of GAAP to Adjusted Financial Information.” Please refer to our financial statements, prepared in accordance with GAAP, for purposes of evaluating our financial condition, results of operations, and cash flows.

About Houlihan Lokey
Houlihan Lokey, Inc. (NYSE:HLI) is a global investment bank with expertise in mergers and acquisitions, capital markets, financial restructuring, and financial and valuation advisory. Houlihan Lokey serves corporations, institutions, and governments worldwide with offices in the Americas, Europe, the Middle East, and the Asia-Pacific region. Independent advice and intellectual rigor are hallmarks of the firm’s commitment to client success across its advisory services. The firm is the No. 1 investment bank for all global M&A transactions, the No. 1 M&A advisor for the past nine consecutive years in the U.S., the No. 1 global restructuring advisor for the past ten consecutive years, and the No. 1 global M&A fairness opinion advisor over the past 25 years, all based on number of transactions and according to data provided by LSEG (formerly Refinitiv).

For more information, please visit www.HL.com.

Contact Information

Investor Relations 212.331.8225 IR@HL.com	OR	Media Relations 212.331.8223 PR@HL.com

Appendix

Condensed Consolidated Balance Sheets (Unaudited)
Condensed Consolidated Statements of Income (Unaudited)
Reconciliation of GAAP to Adjusted Financial Information (Unaudited)

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In thousands, except share data and par value)	December 31, 2023	March 31, 2023
Assets
Cash and cash equivalents	$555,532	$714,439
Restricted cash	373	373
Investment securities	35,367	37,309
Accounts receivable, net of allowance for credit losses	152,755	182,029
Unbilled work in process, net of allowance for credit losses	174,178	115,045
Income taxes receivable	32,898	17,693
Deferred income taxes	103,472	104,941
Property and equipment, net	130,696	88,345
Operating lease right-of-use assets	356,595	333,877
Goodwill	1,128,610	1,087,784
Other intangible assets, net	199,941	203,370
Other assets	88,491	83,609
Total assets	$2,958,908	$2,968,814

Liabilities and stockholders' equity
Liabilities:
Accrued salaries and bonuses	$575,088	$765,877
Accounts payable and accrued expenses	100,319	113,421
Deferred income	41,014	40,695
Deferred income taxes	3,269	544
Operating lease liabilities	420,107	374,869
Other liabilities	49,808	60,111
Total liabilities	1,189,605	1,355,517

Stockholders' equity:
Class A common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 52,027,676 and 50,638,924 shares, respectively	52	51
Class B common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 17,114,509 and 18,048,345 shares, respectively	17	18
Additional paid-in capital	701,996	642,970
Retained earnings	1,121,387	1,033,072
Accumulated other comprehensive loss	(54,149)	(62,814)
Total stockholders’ equity	1,769,303	1,613,297
Total liabilities and stockholders’ equity	$2,958,908	$2,968,814

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended December 31,		Nine Months Ended December 31,
(In thousands, except share and per share data)	2023	2022	2023	2022
Revenues	$511,130	$456,499	$1,393,948	$1,364,680
Operating expenses:
Employee compensation and benefits	324,039	289,348	884,064	864,942
Travel, meals, and entertainment	17,325	14,271	47,494	37,691
Rent	19,002	12,852	55,418	37,927
Depreciation and amortization	6,657	13,256	20,275	51,874
Information technology and communications	15,443	14,751	43,319	38,924
Professional fees	14,853	7,795	35,269	23,862
Other operating expenses	17,271	20,053	47,945	58,346
Total operating expenses	414,590	372,326	1,133,784	1,113,566
Operating income	96,540	84,173	260,164	251,114
Other (income)/expense, net	(6,035)	563	(12,336)	7,416
Income before provision for income taxes	102,575	83,610	272,500	243,698
Provision for income taxes	31,772	20,559	73,276	49,135
Net income	$70,803	$63,051	199,224	194,563

Weighted average shares of common stock outstanding:
Basic	64,411,668	63,381,024	64,258,216	63,360,741
Fully diluted	67,886,301	69,725,692	67,896,302	69,453,588
Earnings per share attributable to Houlihan Lokey, Inc.
Basic	$1.10	$0.99	$3.10	$3.07
Fully diluted	$1.04	$0.90	$2.93	$2.80

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED FINANCIAL INFORMATION
(UNAUDITED)

	Three Months Ended December 31,		Nine Months Ended December 31,
(In thousands, except share and per share data)	2023	2022	2023	2022
Revenues	$511,130	$456,499	$1,393,948	$1,364,680

Employee compensation and benefits expenses
Employee compensation and benefits expenses (GAAP)	$324,039	$289,348	$884,064	$864,942
Less: Acquisition related retention payments	(9,694)	(8,599)	(26,786)	(25,663)
Employee compensation and benefits expenses (adjusted)	314,345	280,749	857,278	839,279

Non-compensation expenses
Non-compensation expenses (GAAP)	$90,551	$82,978	$249,720	$248,624
Less: Acquisition related legal structure reorganization	(2,603)	—	(2,603)	—
Less: Integration and acquisition related costs	(4,259)	—	(5,724)	(2,325)
Less: Acquisition amortization	(1,560)	(10,367)	(8,275)	(41,756)
Non-compensation expenses (adjusted)	82,129	72,611	233,118	204,543

Operating income
Operating income (GAAP)	$96,540	$84,173	$260,164	$251,114
Plus: Adjustments (1)	18,116	18,966	43,388	69,744
Operating income (adjusted)	114,656	103,139	303,552	320,858

Other (income)/expense, net
Other (income)/expense, net (GAAP)	$(6,035)	$563	$(12,336)	$7,416
Less: Warrant revaluation	—	—	—	(2,264)
Less: SPAC wind-down write-off	—	(2,742)	—	(2,742)
Plus/(less): Change in acquisition earnout liability fair value	—	—	816	(2,841)
Other income, net (adjusted)	(6,035)	(2,179)	(11,520)	(431)

Provision for income taxes
Provision for income taxes (GAAP)	$31,772	$20,559	$73,276	$49,135
Plus: Impact of the excess tax benefit for stock vesting	—	—	7,299	8,102
Plus: Release of the provision for an uncertain tax position as a result of the successful closure of a state audit	—	—	—	5,762
Less: Non-deductible acquisition related costs	(679)	—	(679)	—
Adjusted provision for income taxes	31,093	20,559	79,896	62,999
Plus: Resulting tax impact (2)	5,491	5,338	12,516	20,187
Provision for income taxes (adjusted)	36,584	25,897	92,412	83,186

Net income
Net income (GAAP)	$70,803	$63,051	$199,224	$194,563
Plus: Adjustments (3)	13,304	16,370	23,436	43,540
Net income (adjusted)	84,107	79,421	222,660	238,103

Fully diluted shares outstanding
Fully diluted shares outstanding (GAAP)	67,886,301	69,725,692	67,896,302	69,453,588
Plus: Impact of unvested GCA retention and deferred share awards	968,515	—	1,148,657	—
Fully diluted shares outstanding (adjusted)	68,854,816	69,725,692	69,044,959	69,453,588

Diluted EPS attributable to Houlihan Lokey, Inc. (GAAP)	$1.04	$0.90	$2.93	$2.80
Diluted EPS attributable to Houlihan Lokey, Inc. (adjusted)	$1.22	$1.14	$3.22	$3.43
(1)The aggregate of adjustments from employee compensation and benefits and non-compensation expenses.
(2)Reflects the tax impact of utilizing the adjusted effective tax rate on the non-tax adjustments identified above.
(3)Consists of all adjustments identified above net of the associated tax impact.